Exhibit 10.16



NEITHER THE WARRANTS NOR THE PARITICIPATION INTEREST TO BE ISSUED UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, UNLESS IN THE OPINION OF COUNSEL TO THE COMPANY SUCH REGISTRATION IS NOT REQUIRED.

                                    WARRANT

                For the Purchase of a Participation Interest in

                           SOUTH BEACH RESORTS, LLC,
                      A FLORIDA LIMITED LIABILITY COMPANY



WARRANT NO. 1                                                WARRANT TO PURCHASE
DATED DECEMBER 22, 2006                                %  PARTICIPATION INTEREST

     THIS  WARRANT  CERTIFIES  THAT,  for value received,               ; or its
                                                         --------------
registered  assigns  (the  "HOLDER")  is  entitled  to  acquire from South Beach
                            ------
Resorts, LLC, a Florida limited liability company, whose address is 2460 Sand Lake Road, Orlando, Florida 32809 (the "COMPANY"), a % participation interest in
                                        -------
the Net Proceeds (as defined below) realized by the Company or its successors or assigns upon the disposition of the real property owned by the Company and located at 740 Ocean Drive, Miami Beach, Florida and known as the Boulevard Hotel (the "PROPERTY") at any time on or prior to the closing date of the sale
              --------
or  other disposition of the Property (the "EXPIRATION DATE"), at such price and
                                            ---------------
upon such terms and conditions as set forth herein. If not exercised prior to the Expiration Date, this Warrant and all rights granted under this Warrant shall expire and lapse. As used herein, "Net Proceeds" shall mean the proceeds realized upon the disposition or refinancing of the Property less the Company's cost basis in the Property; provided, however, that for purposes of the calculation of Net Proceeds, all operating losses or operating profits relating to the Property shall be excluded.

     The  term  "Warrant"  as  used  herein  shall  include this Warrant and any warrants issued in substitution for or replacement of this Warrant, or any warrant into which this Warrant may be divided or exchanged. The %
                                                                          -----
participation interest purchasable upon exercise of this Warrant shall be referred to hereinafter collectively as the "PARTICIPATION INTEREST."
                                                   ------------------------

     1.  EXERCISE.

          (a) PURCHASE PRICE. The aggregate purchase price of the Participation Interest issuable upon exercise of this Warrant shall be $1.00 ("PURCHASE
                                                                        --------
     PRICE").
     -----

          (b) WARRANT EXERCISE. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time, and from

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     time to time prior to the Expiration Date, by the surrender and presentment of this Warrant accompanied by a duly executed Notice of Exercise in the form attached hereto (the "EXERCISE NOTICE"), together with the payment of
                                 ---------------
     the Purchase Price, all of which shall be presented to the Company, at its principal office as set forth on page 1 of this Warrant, or at such other place as the Company may designate by notice in writing to the Holder.

          (c) PAYMENT OF NET PROCEEDS. As soon as practicable after the closing of the sale or other disposition of the Property, but in no event later than two business days thereafter, the Company pay to the Holder and its assigns their respective share of the Net Proceeds in cash, and such payment shall be accompanied by a statement in reasonable detail setting forth the Company's calculation of Net Proceeds. All Net Proceeds shall be held in escrow by the Company's attorneys pending payment of the Net Proceeds. This Warrant shall be deemed to have been exercised, and the Participation Interest acquired thereby shall be deemed issued, and the Holder or any person(s) designated by the Holder shall be deemed to have become holders of record of such Participation Interest for all purposes, as of the close of business on the date that this Warrant, the duly executed and completed Exercise Notice, and full payment of the Purchase Price has been presented and surrendered to the Company in accordance with the provisions of Section 1(b).

     2.  EXCHANGE,  ASSIGNMENT,  OR  LOSS  OF  WARRANT.

          (a) This Warrant is exchangeable, without expense other than as provided in this Section 2, at the option of the Holder upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to acquire a portion of the Participation Interest that may be acquired hereunder.

          (b) All of the covenants and provisions of this Warrant by or for the benefit of the Holder shall be binding upon and shall inure to the benefit of its successors and permitted assigns hereunder. This Warrant may be sold, transferred, assigned, or hypothecated only in compliance with
     Section 4 herein. If permitted under Section 4, any such assignment shall be made by surrender of this Warrant to the Company, together with a duly executed assignment in the form attached hereto ("ASSIGNMENT FORM"),
                                                              ---------------
     whereupon the Company shall, without charge, execute and deliver a new Warrant containing the same terms and conditions of this Warrant in the name of the assignee as named in the Assignment Form, and this Warrant shall be canceled at that time. This Warrant, if properly assigned, may be exercised by a new Holder without first having the new Warrant issued.

          (c) This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation and surrender of this Warrant at the office of the Company, together with a written notice signed by the Holder, specifying the names and denominations in which new Warrants are to be issued.

          (d) The Company will execute and deliver to the Holder a new Warrant of like tenor and date upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant; provided, that (i) in the case of loss, theft, or destruction, the

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     Company  receives  a  reasonably satisfactory indemnity or bond, or (ii) in the case of mutilation, the Holder shall provide and surrender this Warrant to the Company for cancellation.

          (e) Any new Warrant executed and delivered by the Company in substitution or replacement of this Warrant shall constitute a contractual obligation of the Company regardless of whether this Warrant was lost, stolen, destroyed or mutilated, and shall be enforceable by any Holder thereof.

          (f) The Holder shall pay all transfer and excise taxes applicable to any issuance of new Warrants under this Section 2.

     3. RIGHTS OF THE HOLDER. Prior to exercise, this Warrant will not entitle the Holder to any rights of a member in the Company (including, without limitation, rights to receive distributions, vote or receive notice of meetings). The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish the Holder with copies of all reports and communications furnished to the members of the Company. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein. No provision of this Warrant, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration in this Warrant of the rights and privileges of the Holder, will give rise to any liability of such Holder for the Purchase Price.

     4. TRANSFER TO COMPLY WITH THE SECURITIES ACT. This Warrant and the Participation Interest or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in compliance with the Securities Act of 1933, as amended (the "SECURITIES ACT").
                                     --------------

     5. BEST EFFORTS. The Company covenants that it will not, by amendment of its Articles of Organization or Operating Agreement, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observation or performance of any of the terms of this Warrant, but will at all times in good faith assist in carrying out all those terms and in taking all action necessary or appropriate to protect the rights of the Holder.

     6. FURTHER ASSURANCES. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally pay the Participation Interest.

     7. NOTICES. All notices, demands, requests, certificates or other communications by the Company to the Holder and by the Holder to the Company shall be in writing and shall be deemed to have been delivered, given and received when personally given or on the third calendar day after it is mailed by registered or certified mail to the Holder, postage pre-paid and addressed to the Holder at his last registered address or, if the Holder has designated any other address by notice in writing to the Company, to such other address; and, if to the Company, addressed to it at that address appearing on page 1 of this Warrant. The Company may change its address for purposes of service of notice by written notice to the Holder at the address provided above, and the Holder may change his address by written notice to the Company.

     8. APPLICABLE LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Florida.

     9. SURVIVAL. The various rights and obligations of the Holder and of the Company set forth herein shall survive the exercise and surrender of this Warrant.

     10. NO AMENDMENTS OR MODIFICATIONS. Neither this Warrant nor any provision hereof may be amended, modified, waived or terminated except upon the written consent of the Company and the Holder of this Warrant.

     11. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.


                         SOUTH  BEACH  RESORTS,  LLC


                         By:   AMERICAN LEISURE HOLDINGS, INC.,
                               its sole member

                         By: /s/ Malcolm J. Wright
                             ----------------------------
                         Name: Malcolm  J.  Wright
                               --------------------------
                         Title: Chief  Executive  Officer
                                -------------------------

                         Dated:
                               --------------------------

                            SOUTH BEACH RESORTS, LLC
                            ------------------------

                                 EXERCISE NOTICE
                                 ---------------

     The undersigned hereby irrevocably elects to exercise the Warrant No. 1 dated December 22, 2006 (the "WARRANT"), pursuant to the provisions of Section 1
                              -------
of the Warrant, to the extent of purchasing the Participation Interest of South Beach Resorts, LLC and hereby makes a payment of $1.00 in payment therefor. In exercising the Warrant, the undersigned hereby confirms that the Participation Interest to be issued hereunder is being acquired for investment and not with a view to the distribution thereof. Please issue a certificate or certificates representing said Participation Interest in the name of the undersigned or in such other name as is specified below. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below.


                                   -----------------------------------------
                                   Name  of  Holder


                                   -----------------------------------------
                                   Signature  of  Holder
                                   or  Authorized  Representative


                                   -----------------------------------------
                                   Signature,  if  jointly  held


                                   -----------------------------------------
                                   Name  and  Title  of  Authorized
                                   Representative


                                   -----------------------------------------

                                   -----------------------------------------
                                   Address  of  Holder


                                   -----------------------------------------
                                   Date

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